Exhibit 32.2

CERTIFICATION OF CHIEF EXECUTIVE OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the accompanying Quarterly Report on Form 10-Q of JV Group, Inc. for the quarter ended March 31, 2022, I, Andrew Trumbach, President and Chief Financial Officer of JV Group, Inc., hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

1. Such Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2022 fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in such Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2022, fairly presents, in all material respects, the financial condition and results of operations of JV Group, Inc.

May 16, 2022	By:	/s/ Andrew Trumbach
Andrew Trumbach
President and Chief Financial Officer
(principal financial and accounting officer)